Share based compensation (Details 3) - $ / shares	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Share based compensation
Expected Dividends Paid Per Common Share	0.00%	0.00%	0.00%
Expected Life In Years	5 years	5 years	5 years
Weighted Average Expected Volatility In The Price Of Common Shares	79.00%	75.00%	108.00%
Weighted Average Risk Free Interest Rate	3.32%	3.05%	0.38%
Weighted Average Fair Market Value Per Share At Grant Date	$ 0.22	$ 0.40	$ 0.56
Forfeiture rate	18.50%	0.00%	0.00%